Exhibit 99.1

NEWS BULLETIN

FOR IMMEDIATE RELEASE

CalAmp Updates Fiscal 2019 Third Quarter Financial Outlook

IRVINE, CA, December 10, 2018 -- CalAmp (Nasdaq: CAMP), a technology solutions pioneer leading transformation in a global connected economy, today updated its financial outlook for the fiscal 2019 third quarter ended November 30, 2018.

When the Company provided the financial outlook for the third quarter of fiscal 2019 on September 27, 2018, management discussed an accelerated supply chain diversification program to transition its manufacturing to tier one global contract manufacturers with facilities outside of China.  This program was initiated against the backdrop of the escalation of trade tensions between the U.S. and China. During the third quarter, CalAmp experienced various supply disruptions related to this transition, as well as extended lead times driven by component shortages. This resulted in inbound product supply delays at quarter end and impacted the Company’s ability to ship certain products to meet customer demand. Management is taking steps to address these operational challenges. These supply chain challenges, coupled with macroeconomic factors, have heightened near term uncertainty and highlight the importance of efforts to increase software-as-a-solution (SaaS) revenue.

“While we are disappointed in the short-term execution of our supply chain diversification efforts, we recognize that improving our supply chain partner program is critical for us to achieve greater flexibility and geographic diversity with our suppliers.  We have undertaken various actions to improve our supply chain operations in order to avoid delays in the timing of future product shipments,” said Michael Burdiek, President and Chief Executive Officer. “Overall, the Company’s long-term growth drivers and market opportunities, especially those related to CalAmp’s transformation to a SaaS solutions provider, remain intact.  CalAmp’s Software and Subscription business continues to perform well, and we are keenly focused on driving recurring revenue growth and increasing long-term visibility.”

Updated Fiscal 2019 Third Quarter Business Outlook
(In thousands except per share amounts)

	Range
Description	Low	High

GAAP financial information:
Revenues	$88,000	$89,000
Net loss per share (1)	$(0.03)	$(0.01)

Non-GAAP financial information:
Adjusted EBITDA	$10,500	$11,500
Adjusted basis net income per diluted share	$0.23	$0.25

(1)

GAAP basis net loss per share includes the impact of an incremental restructuring charge for vacant offices, severance and employee related costs as well as the effects of the final ruling award upon concluding the confidential arbitration proceeding with Tracker Connect (Pty) LTD, which is further disclosed in Item 8.01 of the accompanying Form 8-K filed with the U.S. Securities and Exchange Commission.

Conference Call and Webcast

Additionally, we are hosting a conference call for analysts and investors to discuss our fiscal 2019 third quarter results and outlook for our fourth quarter at 1:30 p.m. Pacific Time on December 20, 2018. Participants can listen in via webcast by visiting the Investor Relations section of our website at www.calamp.com. Please go to the website at least 15 minutes early to register, download and install any necessary audio software. A replay of the webcast will be available for 30 days after the call. The conference call can also be accessed by dialing 855-302-8830 (+1-330-871-6073 for international callers) and using the Conference ID# 6069225. Following the call, an audio replay will also be available by calling 855-859-2056 or +1-404-537-3406 and entering the Conference ID# 6069225. The audio replay will be available through January 3, 2019.

About CalAmp

CalAmp (Nasdaq: CAMP) is a technology solutions pioneer leading transformation in a global connected economy. We help reinvent business and improve lives around the globe with technology solutions that streamline complex IoT deployments and bring intelligence to the edge. Our software applications, scalable cloud services, and intelligent devices collect and assess business-critical data from mobile assets, cargo, companies, cities and people. We call this The New How, powering autonomous IoT interaction, facilitating efficient decision making, optimizing resource utilization, and improving road safety.  CalAmp is headquartered in Irvine, California and has been publicly traded since 1983. LoJack is a wholly owned subsidiary of CalAmp. For more information, visit calamp.com, or LinkedIn, Twitter, YouTube or CalAmp Blog.

Forward-Looking Statements

This press release contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning CalAmp. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations and products, (ii)  our competitive position and opportunities, and (iii) other statements identified by words such as such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, “outlook”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to management, current market trends and market conditions, and involve risks and uncertainties, many of which are outside our control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect future results include any risks associated with global economic conditions and concerns; competitive pressures; pricing declines; rates of growth in our target markets; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature. Other risks and uncertainties are detailed in our periodic public filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to, our Annual Report on Form 10-K for the year ended February 28, 2018, filed with the SEC on May 10, 2018. You may obtain these filings for free at the SEC’s website at http://www.sec.gov. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

“GAAP” refers to financial information presented in accordance with U.S. Generally Accepted Accounting Principles. This announcement includes non-GAAP financial measures, as defined in Regulation G promulgated by the SEC. We believe that our presentation of non-GAAP financial measures provides useful supplementary information to investors. These non-GAAP financial measures are provided in addition to, and not as a substitute for measures of financial performance prepared in accordance with GAAP.

In this press release, we report the non-GAAP financial measures of Adjusted Basis net income per diluted share and Adjusted EBITDA (Earnings Before Interest Expense, Income Taxes, Depreciation, Amortization, stock-based compensation, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain from legal settlement and certain other adjustments). Adjusted Basis net income excludes the impact of intangible assets amortization expense, stock-based compensation, non-cash interest from amortization of debt discount, acquisition and integration expenses, non-cash costs and expenses arising from purchase accounting adjustments, litigation provisions, gain on legal settlement and certain other adjustments. We use these non-GAAP financial measures to enhance the investor’s overall understanding of the financial performance and future prospects of our core business activities. Management does not believe that these items are reflective of our underlying performance. However, internally, these non-GAAP measures are significant measures used by management for purposes of evaluating our core operating performance, establishing internal budgets, calculating return on investment for development programs and growth initiatives, comparing performance with internal forecasts and targeted business models, strategic planning, evaluating and valuing potential acquisition candidates and how their operations compare to our operations, and benchmarking performance externally against our competitors. We believe this non-GAAP financial information provides additional insight into our ongoing performance and have therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate our results of ongoing operations and enable more meaningful period-to-period comparisons. The presentation of these and other similar items in our non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent, or unusual.

AT CALAMP:

Kurtis Binder
EVP & CFO
ir@calamp.com

AT NMN ADVISORS:

Nicole Noutsios

(510) 315-1003

nicole@nmnadvisors.com